EXHIBIT (21)
                        SPRINT CORPORATION
                    SUBSIDIARIES OF REGISTRANT

The registrant is the parent. The subsidiaries of the registrant are as follows:


                                                                  Percentage
                                                   Jurisdiction    of Voting
                                                        of         Securities
                 Name                             Incorporation   Owned by Its
                                                        or         Immediate
                                                   Organization      Parent


Carolina Telephone and Telegraph Company              North Carolina  100
  Subsidiaries:
    Carolina Telephone Long Distance, Inc.            North Carolina  100
    North Carolina RSA 6 Limited Partnership          Delaware         88
                                                      Partnership
Centel Corporation                                    Kansas          100
  Subsidiaries:
    C FON Corporation                                 Delaware        100
    Centel Capital Corporation                        Delaware        100
    Centel Cellular Company of Alabama                Delaware        100
    Centel Cellular Company of Mexico                 Delaware        100
      Subsidiary:
        Telefonia Celular del Norte, S.A. de C.V.     Mexico           20
    Centel Credit Company                             Delaware        100
    Centel Directory Company                          Delaware        100
      Subsidiary:
        The CenDon Partnership                        Illinois         50
                                                      Partnership
    Centel-Texas, Inc.                                Texas           100
      Subsidiary:
        Central Telephone Company of Texas            Texas           100
    Central Telephone Company                         Delaware         90
      Subsidiaries:
        Central Telephone Company of Florida          Florida         100
        Central Telephone Company of Illinois         Illinois        100
        Central Telephone Company of Virginia         Virginia        100
    New Centel Communications Company                 Delaware        100
      Subsidiary:
        Centel Videopath, Inc.                        Illinois        100
    Sprint Cellular Company                           Delaware        100
      Subsidiaries:
        Bside Carriers Limited Partnership            Delaware          7
                                                      Partnership
        Centel Cellular Investment Company            Delaware        100
          Subsidiaries:
            Centel Cellular Company of Laredo         Delaware        100
            Centel Cellular Company of Petersburg     Virginia        100


Centel Cellular Company of Petersburg (continued)
              Subsidiaries:
                Petersburg Cellular Partnership       Delaware         22
                                                      Partnership
                Petersburg Cellular Telephone         Virginia        100
                 Company, Inc.
                  Subsidiary:
                    Petersburg Cellular Partnership   Delaware         51
                                                      Partnership
            Centel Cellular Company of Sioux City     Delaware        100
            Allentown MSA Limited Partnership         Delaware         17
                                                      Partnership
            Chicago MSA Limited Partnership           Illinois          5
                                                      Partnership
            Cincinnati MSA Limited Partnership        Delaware          1
                                                      Partnership
            GTE Mobilnet of Austin Limited            Delaware          1
             Partnership                              Partnership
            GTE Mobilnet of Fort Wayne Limited        Delaware         25
             Partnership                              Partnership
            GTE Mobilnet of Ohio Limited Partnership  Delaware          4
                                                      Partnership
            GTE Mobilnet of South Texas Limited       Delaware          9
             Partnership                              Partnership
            Kansas City MSA Limited Partnership       Delaware         20
                                                      Partnership
            Orlando MSA Limited Partnership           Delaware         15
                                                      Partnership
            St. Joseph MSA Limited Partnership        Delaware         20
                                                      Partnership
        Centel Cellular Investment Company of         North Carolina  100
         Greensboro
          Subsidiary:
            Centel Cellular Company of North          North Carolina    5
             Carolina Limited Partnership             Partnership
        Centel Cellular Company of Charlottesville    Virginia        100
        Centel Cellular Company of Florida            Delaware        100
          Subsidiaries:
            Centel Cellular Company of Tallahassee    Florida          60
             Limited Partnership                      Partnership
            Centel Cellular Company of Ft. Walton     Florida          70
             Beach Limited Partnership                Partnership
            Florida 9 RSA Limited Partnership         Florida          49
                                                      Partnership
        Centel Cellular Company of Hickory            Delaware        100
          Subsidiary:
            Centel Cellular Company of Hickory        North Carolina   97
             Limited Partnership                      Partnership
        Centel Cellular Company of Iowa               Delaware        100
          Subsidiary:
            Waterloo MSA Limited Partnership          Delaware         89
                                                      Partnership
            Iowa RSA 5 Limited Partnership            Iowa              7
                                                      Partnership
            Iowa RSA No. 13 Limited Partnership       Iowa             30
                                                      Partnership
        Centel Cellular Company of Nevada Limited     Nevada           72
         Partnership                                  Partnership
        Centel Cellular Company of New Mexico         Delaware        100
        Centel Cellular Company of North Carolina     North Carolina   57
         Limited Partnership                          Partnership
        Centel Cellular Company of Peoria             Illinois        100


Sprint Cellular Company Subsidiaries (continued)
        Centel Cellular Company of South Carolina     Delaware        100
        Centel Cellular Company of Texas Limited      Texas            67
         Partnership                                  Partnership
        Centel Cellular Company of Virginia           Virginia        100
          Subsidiaries:
            Centel Cellular Company of Lynchburg      Virginia        100
            Centel Cellular Company of Danville       Virginia         75
             Limited Partnership                      Partnership
            Virginia RSA 1 Limited Partnership        Delaware          5
                                                      Partnership
            Virginia 10 RSA Limited Partnership       Virginia         33
                                                      Partnership
            Virginia 10 RSA Resale Limited            Virginia         33
             Partnership                              Partnership
        Centel Nebraska, Inc.                         Delaware        100
          Subsidiary:
            Omaha Cellular General Partnership        Nebraska         50
                                                      Partnership
              Subsidiary:
                Omaha Cellular Limited Partnership    Nebraska         27
                                                      Partnership
                  Subsidiaries:
                    RSA 1 Limited Partnership         Iowa              4
                                                      Partnership
                    Iowa 8-Monona Limited Partnership Colorado          2
                                                      Partnership
        Dubuque MSA Limited Partnership               Delaware         85
                                                      Partnership
        Georgia RSA No. 1 Limited Partnership         Delaware         20
                                                      Partnership
        GTE Mobilnet of Indiana RSA #3 Limited        Indiana          20
         Partnership                                  Partnership
        Illinois Independent RSA No. 3 General        Illinois         18
         Partnership                                  Partnership
        Illinois Valley Cellular RSA 2-II Partnership Illinois         40
                                                      Partnership
        Iowa RSA No. 14 Limited Partnership           Iowa              6
                                                      Partnership
        Iowa 15-Dickinson Limited Partnership         Colorado          7
                                                      Partnership
        Iowa 16-Lyon Limited Partnership              Colorado          8
                                                      Partnership
        L. J. Systems Corp.                           Iowa            100
        North Carolina RSA 6 Limited Partnership      Delaware         12
                                                      Partnership
        North Carolina RSA 15 North Sector Limited    North Carolina   67
         Partnership                                  Partnership
        Pennsylvania 3 Wireline Settlement Limited    Delaware         28
         Partnership                                  Partnership
        Pennsylvania 4 Wireline Settlement Limited    Delaware         33
         Partnership                                  Partnership
        Pennsylvania RSA 10B(I) Limited Partnership   Delaware         33
                                                      Partnership
        RSA 11 Limited Partnership                    Iowa             14
                                                      Partnership
        Reading SMSA Limited Partnership              Pennsylvania      6
                                                      Partnership
        TeleSpectrum, Inc.                            Kansas          100
          Subsidiaries:
            Empire Cellular, Inc.                     Kansas          100
              Subsidiary:
                New York MSA Limited Partnership      New York         10
                                                      Partnership

TeleSpectrum, Inc. Subsidiaries (continued)
            TeleSpectrum of Virginia, Inc.            Virginia        100
            Charleston-North Charleston MSA Limited   Delaware         75
             Partnership                              Partnership
            Greenville MSA Limited Partnership        Delaware         89
                                                      Partnership
            Lancaster Area Cellular Enterprises       Pennsylvania     40
                                                      Partnership
            Raleigh-Durham MSA Limited Partnership    Delaware         85
                                                      Partnership
            South Bend/Mishawaka MSA Limited          Delaware         85
             Partnership                              Partnership
            Susquehanna Cellular Communications       Delaware         87
             Limited Partnership                      Partnership
            Toledo MSA Limited Partnership            Delaware         75
                                                      Partnership
            Tyler/Longview/Marshall MSA Limited       Delaware         60
             Partnership                              Partnership
            Youngstown-Warren MSA Limited Partnership Delaware         77
                                                      Partnership
        Tennessee RSA 8 Limited Partnership           Delaware         50
                                                      Partnership
        Texas RSA 7B1 Limited Partnership             Delaware         25
                                                      Partnership
        Texas RSA 9B3 Limited Partnership             Texas            70
                                                      Partnership
        Texas RSA 10B4 Limited Partnership            Texas            75
                                                      Partnership
        Texas RSA No. 15B1 Limited Partnership        Texas            51
                                                      Partnership
        Virginia Metronet, Inc.                       Virginia        100
          Subsidiary:
            RCTC Wholesale Company                    Virginia         27
                                                      Partnership
        Virginia RSA 2 Limited Partnership            Delaware          5
                                                      Partnership
DirectoriesAmerica, Inc.                              Kansas          100
  Subsidiary:
    Sprint Publishing & Advertising, Inc.             Kansas          100
Florida Telephone Corporation                         Florida         100
  Subsidiary:
    Sprint Payphone Services, Inc.                    Florida         100
LD Corporation                                        Kansas          100
North Supply Company                                  Ohio            100
  Subsidiaries:
    NSC Advertising, Inc.                             Kansas          100
    North Supply Company of Lenexa                    Delaware        100
    North Supply International, Ltd.                  Kansas          100
    Northstar Transportation, Inc.                    Kansas          100
    Sprint Products Group, Inc.                       Kansas          100
S FON Corporation                                     Delaware        100
Sprint Asian American, Inc.                           Kansas          100
Sprint Capital Corporation                            Delaware        100
Sprint Licensing, Inc.                                Kansas          100
Sprint Mid-Atlantic Telecom, Inc.                     North Carolina  100
Sprint Spectrum, Inc.                                 Kansas          100
  Subsidiaries:
    PhillieCo, L.P.                                   Delaware         47
                                                      Partnership
    WirelessCo, L.P.                                  Delaware         40
                                                      Partnership
Sprint/United Management Company                      Kansas          100


Sprint Corporation Subsidiaries (continued)
UCOM, Inc.                                            Missouri        100
  Subsidiary:
    Sprint Communications Company L.P.                Delaware         34
                                                      Partnership
      Subsidiaries:
        Sprint Communications Company of New          New Hampshire   100
         Hampshire, Inc.
        Sprint Communications Company of Virginia,    Virginia        100
         Inc.
        USST of Texas, Inc.                           Texas           100
United Telephone Company of the Carolinas             South Carolina  100
  Subsidiaries:
    South Carolina RSA No. 2 Cellular General         South Carolina   50
     Partnership                                      Partnership
    South Carolina RSA No. 8 Cellular General         South Carolina   50
     Partnership                                      Partnership
    United Telephone Long Distance, Inc.              South Carolina  100
United Telephone Company of Eastern Kansas            Delaware        100
  Subsidiary:
    Sprint/United Midwest Management Services Company Kansas           20
United Telephone Company of Florida                   Florida          97
  Subsidiaries:
    United Telephone Communications Systems,          Florida         100
Incorporated
    United Telephone Long Distance, Incorporated      Florida         100
United Telephone Company of Indiana, Inc.             Indiana         100
  Subsidiary:
    Indiana RSA 2 Partnership                         Delaware         75
                                                      Partnership
United Telephone Company of Kansas                    Kansas          100
  Subsidiaries:
    Kansas RSA 15 Limited Partnership                 Delaware         99
    Sprint/United Midwest Management Services Company Kansas           80
    United Teleservices, Inc.                         Kansas          100
United Telephone Company of Minnesota                 Minnesota       100
United Telephone Company of Missouri                  Missouri        100
  Subsidiaries:
    Missouri RSA 4 Limited Partnership                Missouri         13
    Missouri RSA 9B1 Limited Partnership              Missouri         20
    Northwest Missouri Cellular Limited Partnership   Missouri         14
United Telephone Company of New Jersey, Inc.          New Jersey      100


Sprint Corporation Subsidiaries (continued)
United Telephone Company of the Northwest             Oregon          100
  Subsidiaries:
   Washington RSA #1 Limited Partnership             Delaware          20
                                                      Partnership
United Telephone Company of Ohio                      Ohio            100
  Subsidiaries:
    United Telephone Communications Services of Ohio, Ohio            100
     Inc.
    Ohio RSA 2 Limited Partnership                    Delaware         67
                                                      Partnership
    Ohio RSA 5 Limited Partnership                    Delaware         58
                                                      Partnership
    Ohio RSA 6 Limited Partnership                    Delaware         80
                                                      Partnership
    United Telephone Long Distance, Inc.              Ohio            100
    United Telephone Long Distance of Indiana, Inc.   Indiana         100
United Telephone Company of Pennsylvania, The         Pennsylvania    100
  Subsidiaries:
    Joint Underground Locating Services, Inc.         Pennsylvania    100
    Pennsylvania RSA 1 Limited Partnership            Delaware         80
                                                      Partnership
    Pennsylvania RSA No. 6(I)                         Delaware         57
                                                      Partnership
    Pennsylvania RSA 10B(I) Limited Partnership       Delaware         67
                                                      Partnership
    Pennsylvania RSA 12 Limited Partnership           Delaware         67
                                                      Partnership
    United Telephone Long Distance, Inc.              Pennsylvania    100
    Valley Network Partnership                        Virginia         20
                                                      Partnership
United Telephone Company of Southcentral Kansas       Arkansas        100
United Telephone Company of Texas, Inc.               Texas           100
  Subsidiaries:
    Texas RSA 7B2 Limited Partnership                 Delaware         98
                                                      Partnership
    Texas RSA 10B2 Limited Partnership                Delaware         75
                                                      Partnership
    Texas RSA 11B Limited Partnership                 Delaware         28
                                                      Partnership
United Telephone Company of the West                  Delaware        100
United Telephone-Southeast, Inc.                      Virginia        100
  Subsidiaries:
    Tennessee RSA 8 Limited Partnership               Delaware       50.1
                                                      Partnership
    United Telephone Long Distance, Inc.              Tennessee       100
    UTLD, Inc.                                        Virginia        100
    Valley Network Partnership                        Virginia         20
                                                      Partnership
    Virginia RSA 1 Limited Partnership                Delaware         95
                                                      Partnership
    Virginia RSA 2 Limited Partnership                Delaware         67
                                                      Partnership
US Telecom, Inc.                                      Kansas          100
  Subsidiaries:
    ASC Telecom, Inc.                                 Kansas          100
    LCF, Inc.                                         California      100
    Sprint Communications Company L.P.                Delaware         59
                                                      Partnership
    US Telecom of New Hampshire, Inc.                 New Hampshire   100
    United Telecommunications, Inc.                   Delaware        100


Sprint Corporation Subsidiaries (continued)
Utelcom, Inc.                                         Kansas          100
  Subsidiaries;
    Private TransAtlantic Telecommunications System,  Delaware        100
     Inc.
      Subsidiary:
        Private Trans-Atlantic Telecommunications     New Jersey      100
         System (N.J.), Inc.
    Sprint Communications Company L.P.                Delaware          5
                                                      Partnership
    Sprint International Incorporated                 Delaware        100
      Subsidiaries:
        Consortium Communications International, Inc. Delaware        100
        Regional Telephone Services Sp. z o.o.        Poland           99
        Rosprint                                      Russia           50
        Sprint Argentina S.A.                         Argentina       100
        Sprint Bulgaria Limited                       Bulgaria         50
          Subsidiary:
            Sprint Business Telecommunications        Bulgaria         60
             Company Limited (SBTC)
        Sprint Central America, Inc.                  Delaware        100
        Sprint Colombia S.A.                          Columbia         95*
        Sprint Com (Israel) Ltd.                      Israel           50
        Sprint Communications                         Russia           75
        Sprint Communications B.V.                    Netherlands     100
        Sprint Communications S.A.                    Luxembourg      100
        Sprint Comunicacoes do Brasil Ltda.           Brazil          100
        Sprint Czech Republic, s.r.o.                 Czech Republic  100
        Sprint Communications Sweden Aktiebolag       Sweden          100
        Sprint Datenservice Gesellschaft m.b.H.       Austria         100
        Sprint Denmark A/S                            Denmark         100
        Sprint East Operations Incorporated           Delaware        100
        Sprint FON Inc.                               Delaware        100
        Sprint Holding (UK) Limited                   United Kingdom  100
          Subsidiaries:
            Sprint International (UK) Limited         United Kingdom  100
            PTL (Sprint) Limited                      United Kingdom  100
             Subsidiary:
              Plessey-Telenet B.V.                    Netherlands     100
        Sprint International Belgium n.v.             Belgium         100
        Sprint International Caribe, Inc.             Puerto Rico     100
        Sprint International Communications           Delaware        100
         Corporation
          Subsidiaries:
            Regional Telephone Services Sp. z o.o.    Poland           1
            Sprint Bulgaria Limited                   Bulgaria        50
            Sprint Colombia S.A.                      Columbia         2*
            Sprint Com (Israel) Ltd.                  Israel          50

*Some shares owned by nominees to meet local shareholder requirements.


Sprint International Communications Corporation
 Subsidiaries (continued)
            Sprint Communications Company L.P.        Delaware          2
                                                      Partnership
            Sprint Polska Sp. Z o.o.                  Poland           50
        Sprint International Communications Hong Kong Hong Kong       100*
         Limited
        Sprint International Construction Company     Delaware        100
        Sprint International Espana S.A.              Spain           100
        Sprint International Finland Oy               Finland         100
        Sprint International France S.A.              France          100*
        Sprint International Ireland Limited          Republic of     100*
                                                      Ireland
        Sprint International Italia S.p.A.            Italy           100*
        Sprint International Mexico S.A. de C.V.      Mexico          100*
        Sprint International Norge A/S                Norway          100
        Sprint International of Canada, Inc.          Canada          100
        Sprint International Pte Ltd                  Singapore       100
        Sprint International Pty. Limited             Australia       100*
        Sprint International Technical Operation and  Delaware        100
         Management Services Co.
        Sprint Japan, Inc.                            Japan           100
        Sprint Korea, Inc.                            South Korea     100
        Sprint Movil S.A.                             Argentina        51
        Sprint Networks                               Russia           50
        Sprint Polska Sp. Z o.o.                      Poland           50
        Sprint RPG India Ltd.                         India            50
        Sprint Services, Inc.                         Delaware        100
        Sprint Services, Inc.                         Panama          100
        Sprint Telecommunications (Australia) Limited Delaware        100
        Sprint Telecommunications France Inc.         Delaware        100
        Sprint Telecommunications (New Zealand)       Delaware        100
         Limited
        Sprint Telecommunications (UK) Limited        Delaware        100
        Sprint Telecommunications Services GmbH       Germany         100
        Sprint Telecommunications Services Ltd.       Hungary         100
        Sprint Telecommunications Services            Switzerland     100*
         (Switzerland) SA
        Sprint (Thailand) Ltd.                        Thailand        100

*Some shares owned by nominees to meet local shareholder requirements.
